UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2005

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IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-7190	65-0854631
(State or other Jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

1259 Northwest 21st Street
Pompano Beach, Florida 33069

(Address of principal executive office and zip code)

(954) 917-7665

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 18, 2005, Imperial Industries, Inc. (the “Company”) issued a press release announcing the appointment of Steven M. Healy as Chief Financial Officer and Principal Accounting Officer of Imperial Industries, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with procedural guidance from the Securities and Exchange Commission, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under “Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly stated by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.

(c )

Exhibits.

Exhibit No.

Description

    99.1

Press Release issued by Imperial Industries, Inc. dated November 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL INDUSTRIES, INC.

By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr. Principal Executive Officer/ Chief Financial Officer

Dated:   November 18, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Imperial Industries, Inc. dated November 18, 2005